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                                                                 Exhibit 23.1(a)


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS



We consent to the incorporation by reference in Registration Statement No. 033-53899 of CLARCOR Inc. on Form S-8 of our report dated June 10, 2005, appearing in this Annual Report on Form 11-K of the CLARCOR 401(k) Retirement Savings Plan for the year ended December 31, 2004.


/s/ HORNE LLP


Nashville, TN
July 7, 2005

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